FHLMC Loan No. 002732432

GUARANTY
MULTISTATE
(for use in all jurisdictions except California)
REVISION DATE 05/06/05

This Guaranty (“Guaranty”) is entered into to be effective as of November 30, 2007, by the undersigned person(s) (the “Guarantor” jointly and severally if more than one), for the benefit of Federal Home Loan Mortgage Corporation(the “Lender”).

RECITALS

A.           Regency North Associates, L.P., a Missouri limited partnership (the “Original Borrower”) previously obtained a loan from Northland/Marquette Capital Group, Inc., a Minnesota corporation (the “Original Lender”) in the amount of $5,250,000.00 (the “Loan”).  The Loan was evidenced by a Multifamily Note from Borrower to Original Lender dated December 27, 2000 (the “Note”).  The Note was secured by a Multifamily Mortgage, Deed of Trust, or Deed to Secure Debt dated the same date as the Note (the “Security Instrument”), encumbering the real property described in the Security Instrument (the “Property”).  The Original Lender sold the Note, assigned its rights in the Security Instrument and transferred the Loan to Federal Home Loan Mortgage Corporation, which is now the holder of the Note and the owner of the Loan (the “Lender”).

B.           As a condition to allowing the Original Borrower to transfer the Property to Regency North Acquisition, LLC, a Missouri limited liability company (the “New Borrower”) and to allow New Borrower assume the Loan, Lender has required that Maxus Operating Limited Partnership, a Delaware limited partnership (the “New Guarantor”) execute this Guaranty.

C.           All references to Borrower in this Guaranty will be deemed to refer to the New Borrower.  All references to Guarantor in this Guaranty will be deemed to refer to the New Guarantor.

NOW, THEREFORE, in order to induce Lender to consent to the transfer of the Property to the New Borrower, and in consideration thereof, Guarantor agrees as follows:

1.
Defined Terms.  “Indebtedness,” “Loan Documents” and “Property Jurisdiction” and other capitalized terms used but not defined in this Guaranty shall have the meanings assigned to them in the Security Instrument.

2.	Scope of Guaranty.

(a)	Guarantor hereby absolutely, unconditionally and irrevocably guarantees to Lender:

(i)           the full and prompt payment when due, whether at the Maturity Date or earlier, by reason of acceleration or otherwise, and at all times thereafter, of each of the following:

(A)	a portion of the Indebtedness equal to zero percent (0%) of the original principal balance of the Note (the “Base Guaranty”); and

(B)	in addition to the Base Guaranty, all other amounts for which Borrower is personally liable under Sections 9(c), 9(d) and 9(f) of the Note; and

(C)	all costs and expenses, including reasonable Attorneys’ Fees and Costs incurred by Lender in enforcing its rights under this Guaranty; and

(ii)	the full and prompt payment and performance when due of all of Borrower’s obligations under Section 18 of the Security Instrument.

(b)
If the Base Guaranty stated in Section 2(a)(i)(A) is 100 percent of the original principal balance of the Note, then (i) the Base Guaranty shall mean and include the full and complete guaranty of payment of the entire Indebtedness and the performance of all Borrower’s obligations under the Loan Documents; and (ii) for so long as the Base Guaranty remains in effect (there being no limit to the duration of the Base Guaranty unless otherwise expressly provided in this Guaranty), the obligations guaranteed pursuant to Sections 2(a)(i)(B), 2(a)(i)(C) and Section 3 shall be part of, and not in addition to or in limitation of, the Base Guaranty.

If the Base Guaranty stated in Section 2(a)(i)(A) is less than 100 percent of the original principal balance of the Note, then this Section 2(b) shall be completely inapplicable and shall be treated as if not a part of this Guaranty.

(c)
If Guarantor is not liable for the entire Indebtedness, then all payments made by Borrower with respect to the Indebtedness and all amounts received by Lender from the enforcement of its rights under the Security Instrument and the other Loan Documents (except this Guaranty) shall be applied first to the portion of the Indebtedness for which neither Borrower nor Guarantor has personal liability.

3.	Additional Guaranty Relating to Bankruptcy.

(a)
Notwithstanding any limitation on liability provided for elsewhere in this Guaranty, Guarantor hereby absolutely, unconditionally and irrevocably guarantees to Lender the full and prompt payment when due, whether at the Maturity Date or earlier, by reason of acceleration or otherwise, and at all times thereafter, the entire Indebtedness, in the event that:

(i)           Borrower voluntarily files for bankruptcy protection under the United States Bankruptcy Code; or

(ii)
Borrower voluntarily becomes subject to any reorganization, receivership, insolvency proceeding, or other similar proceeding pursuant to any other federal or state law affecting debtor and creditor rights; or

(iii)
an order of relief is entered against Borrower pursuant to the United States Bankruptcy Code or other federal or state law affecting debtor and creditor rights in any involuntary bankruptcy proceeding initiated or joined in by a “Related Party.”

(b)	For purposes of this Section, the term “Related Party” means:

(i)	Borrower or Guarantor; and

(ii)
any person or entity that holds, directly or indirectly, any ownership interest in or right to manage Borrower or Guarantor, including without limitation, any shareholder, member or partner of Borrower or Guarantor; and

(iii)
any person or entity in which any ownership interest (direct or indirect) or right to manage is held by Borrower, Guarantor or any partner, shareholder or member of, or any other person or entity holding an interest in, Borrower or Guarantor; and

(iv)
any other creditor of Borrower that is related by blood, marriage or adoption to Borrower, Guarantor or any partner, shareholder or member of, or any other person or entity holding an interest in, Borrower or Guarantor.

(c)
If Borrower, Guarantor or any Related Party has solicited creditors to initiate or participate in any proceeding referred to in this Section, regardless of whether any of the creditors solicited actually initiates or participates in the proceeding, then such proceeding shall be considered as having been initiated by a Related Party.

4.
Guarantor’s Obligations Survive Foreclosure.  The obligations of Guarantor under this Guaranty shall survive any foreclosure proceeding, any foreclosure sale, any delivery of any deed in lieu of foreclosure, and any release of record of the Security Instrument, and, in addition, the obligations of Guarantor relating to Borrower’s obligations under Section 18 of the Security Instrument shall survive any repayment or discharge of the Indebtedness.  Notwithstanding the foregoing, if Lender has never been a mortgagee-in-possession of or held title to the Mortgaged Property, Guarantor shall have no obligation under this Guaranty relating to Borrower’s obligations under Section 18 of the Security Instrument after the date of the release of record of the lien of the Security Instrument as a result of the payment in full of the Indebtedness on the Maturity Date or by voluntary prepayment in full.

5.	Guaranty of Payment and Performance. Guarantor’s obligations under this Guaranty constitute an unconditional guaranty of payment and performance and not merely a guaranty of collection.

6.
No Demand by Lender Necessary; Waivers by Guarantor.  The obligations of Guarantor under this Guaranty shall be performed without demand by Lender and shall be unconditional regardless of the genuineness, validity, regularity or enforceability of the Note, the Security Instrument, or any other Loan Document, and without regard to any other circumstance which might otherwise constitute a legal or equitable discharge of a surety, a guarantor, a borrower or a mortgagor.  Guarantor hereby waives, to the fullest extent permitted by applicable law:

(a)
the benefit of all principles or provisions of law, statutory or otherwise, which are or might be in conflict with the terms of this Guaranty and agrees that Guarantor’s obligations shall not be affected by any circumstances, whether or not referred to in this Guaranty, which might otherwise constitute a legal or equitable discharge of a surety, a guarantor, a borrower or a mortgagor;

(b)
the benefits of any right of discharge under any and all statutes or other laws relating to a guarantor, a surety, a borrower or a mortgagor, and any other rights of a surety, a guarantor, a borrower or a mortgagor under such statutes or laws;

(c)
diligence in collecting the Indebtedness, presentment, demand for payment, protest, all notices with respect to the Note and this Guaranty which may be required by statute, rule of law or otherwise to preserve Lender’s rights against Guarantor under this Guaranty, including, but not limited to, notice of acceptance, notice of any amendment of the Loan Documents, notice of the occurrence of any default or Event of Default, notice of intent to accelerate, notice of acceleration, notice of dishonor, notice of foreclosure, notice of protest, and notice of the incurring by Borrower of any obligation or indebtedness;

(d)	all rights to cause a marshalling of the Borrower’s assets or to require Lender to:

(i)	proceed against Borrower or any other guarantor of Borrower’s payment or performance under the Loan Documents (an “Other Guarantor”);

(ii)	proceed against any general partner of Borrower or any Other Guarantor if Borrower or any Other Guarantor is a partnership;

(iii)	proceed against or exhaust any collateral held by Lender to secure the repayment of the Indebtedness; or

(iv)	pursue any other remedy it may now or hereafter have against Borrower, or, if Borrower is a partnership, any general partner of Borrower;

(e)	any right to object to the timing, manner or conduct of Lender’s enforcement of its rights under any of the Loan Documents; and

(f)	any right to revoke this Guaranty as to any future advances by Lender under the terms of the Security Instrument to protect Lender’s interest in the Mortgaged Property.

7.	Modification of Loan Documents. At any time or from time to time and any number of times, without notice to Guarantor and without affecting the liability of Guarantor, Lender may:

(a)	extend the time for payment of the principal of or interest on the Indebtedness or renew the Indebtedness in whole or in part;

(b)
extend the time for Borrower’s performance of or compliance with any covenant or agreement contained in the Note, the Security Instrument or any other Loan Document, whether presently existing or hereinafter entered into, or waive such performance or compliance;

(c)	accelerate the Maturity Date of the Indebtedness as provided in the Note, the Security Instrument, or any other Loan Document;

(d)	with Borrower, modify or amend the Note, the Security Instrument, or any other Loan Document in any respect, including, but not limited to, an increase in the principal amount; and/or

(e)	modify, exchange, surrender or otherwise deal with any security for the Indebtedness or accept additional security that is pledged or mortgaged for the Indebtedness.

8.
Joint and Several Liability.  The obligations of Guarantor (and each party named as a Guarantor in this Guaranty) and any Other Guarantor shall be joint and several.  Lender, in its sole and absolute discretion, may:

(a)	bring suit against Guarantor, or any one or more of the parties named as a Guarantor in this Guaranty, and any Other Guarantor, jointly and severally, or against any one or more of them;

(b)	compromise or settle with Guarantor, any one or more of the parties named as a Guarantor in this Guaranty, or any Other Guarantor, for such consideration as Lender may deem proper;

(c)	release one or more of the parties named as a Guarantor in this Guaranty, or any Other Guarantor, from liability; and

(d)
otherwise deal with Guarantor and any Other Guarantor, or any one or more of them, in any manner, and no such action shall impair the rights of Lender to collect from Guarantor any amount guaranteed by Guarantor under this Guaranty.

9.	Subordination of Borrower’s Indebtedness to Guarantor. Any indebtedness of Borrower held by Guarantor now or in the future is and shall be subordinated to the

Indebtedness and Guarantor shall collect, enforce and receive any such indebtedness of Borrower as trustee for Lender, but without reducing or affecting in any manner the liability of Guarantor under the other provisions of this Guaranty.

10.
Waiver of Subrogation.  Guarantor shall have no right of, and hereby waives any claim for, subrogation or reimbursement against Borrower or any general partner of Borrower by reason of any payment by Guarantor under this Guaranty, whether such right or claim arises at law or in equity or under any contract or statute, until the Indebtedness has been paid in full and there has expired the maximum possible period thereafter during which any payment made by Borrower to Lender with respect to the Indebtedness could be deemed a preference under the United States Bankruptcy Code.

11.
Preference.  If any payment by Borrower is held to constitute a preference under any applicable bankruptcy, insolvency, or similar laws, or if for any other reason Lender is required to refund any sums to Borrower, such refund shall not constitute a release of any liability of Guarantor under this Guaranty.  It is the intention of Lender and Guarantor that Guarantor’s obligations under this Guaranty shall not be discharged except by Guarantor’s performance of such obligations and then only to the extent of such performance.

12.	Financial Statements. Guarantor, from time to time upon written request by Lender, shall deliver to Lender such financial statements as Lender may reasonably require.

13.
Assignment.  Lender may assign its rights under this Guaranty in whole or in part and upon any such assignment, all the terms and provisions of this Guaranty shall inure to the benefit of such assignee to the extent so assigned.  The terms used to designate any of the parties herein shall be deemed to include the heirs, legal representatives, successors and assigns of such parties, and the term “Lender” shall also include any lawful owner, holder or pledgee of the Note.  Reference in this Guaranty to “person” or “persons” shall be deemed to include individuals and entities.

14.
Complete and Final Agreement.  This Guaranty and the other Loan Documents represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements. There are no unwritten oral agreements between the parties.  All prior or contemporaneous agreements, understandings, representations, and statements, oral or written, are merged into this Guaranty and the other Loan Documents.  Guarantor acknowledges that Guarantor has received a copy of the Note and all other Loan Documents.  Neither this Guaranty nor any of its provisions may be waived, modified, amended, discharged, or terminated except by a writing signed by the party against which the enforcement of the waiver, modification, amendment, discharge, or termination is sought, and then only to the extent set forth in that writing.

15.
Governing Law.  This Guaranty shall be governed by and enforced in accordance with the laws of the Property Jurisdiction, without giving effect to the choice of law principles of the Property Jurisdiction that would require the application of the laws of a jurisdiction other than the Property Jurisdiction.

16.
Jurisdiction; Venue.  Guarantor agrees that any controversy arising under or in relation to this Guaranty may be litigated in the Property Jurisdiction, and that the state and federal courts and authorities with jurisdiction in the Property Jurisdiction shall have jurisdiction over all controversies which shall arise under or in relation to this Guaranty.  Guarantor irrevocably consents to service, jurisdiction and venue of such courts for any such litigation and waives any other venue to which it might be entitled by virtue of domicile, habitual residence or otherwise.  However, nothing herein is intended to limit Lender’s right to bring any suit, action or proceeding relating to matters arising under this Guaranty against Guarantor or any of Guarantor’s assets in any court of any other jurisdiction.

17.
Guarantor’s Interest in Borrower.  Guarantor represents to Lender that Guarantor has a direct or indirect ownership or other financial interest in Borrower and/or will otherwise derive a material financial benefit from the making of the Loan.

18.	STATE-SPECIFIC PROVISIONS: N/A.

19.	Residence; Community Property Provision. N/A.

20.
GUARANTOR AND LENDER EACH (A) AGREES NOT TO ELECT A TRIAL BY JURY WITH RESPECT TO ANY ISSUE ARISING OUT OF THIS GUARANTY OR THE RELATIONSHIP BETWEEN THE PARTIES AS GUARANTOR AND LENDER THAT IS TRIABLE OF RIGHT BY A JURY AND (B) WAIVES ANY RIGHT TO TRIAL BY JURY WITH RESPECT TO SUCH ISSUE TO THE EXTENT THAT ANY SUCH RIGHT EXISTS NOW OR IN THE FUTURE.  THIS WAIVER OF RIGHT TO TRIAL BY JURY IS SEPARATELY GIVEN BY EACH PARTY, KNOWINGLY AND VOLUNTARILY WITH THE BENEFIT OF COMPETENT LEGAL COUNSEL.

ATTACHED EXHIBIT.  The following Exhibit is attached to this Guaranty:

|X|           Exhibit A                      Modifications to Guaranty

[The remainder of this page intentionally left blank; signature page follows.]

IN WITNESS WHEREOF, Guarantor has signed and delivered this Guaranty under seal or has caused this Guaranty to be signed and delivered under seal by its duly authorized representative.

Maxus Operating Limited Partnership,
a Delaware limited partnership

By:           Maxus Realty GP, Inc.,
a Delaware corporation
Its:           General Partner

By: /s/ John W. Alvey
Name: John W. Alvey
Title:   Vice President

STATE OF MISSOURI                                       )
)ss.
COUNTY OF  Clay                                              )

On this 27 day of November, 2007, before me, the undersigned, a Notary Public in and for the State of Missouri, duly commissioned and sworn, personally appeared John W. Alvey, to me known to be the Vice President of Maxus Realty GP, Inc., a Delaware Corporation, the General Partner of Maxus Operating Limited Partnership, a Delaware limited partnership, described in the foregoing instrument, acknowledged to me that he signed and sealed the foregoing instrument as the free and voluntary act and deed of the limited partnership, for the uses and purposes therein mentioned.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal, the day and year above written.

/s/ Grace E. Bales
Notary Public
My Commission Expires: Aug. 24, 2010

(Seal)
Name and Address of Guarantor:		GRACE E. BALES
Notary Public – Notary Seal
Name:	Maxus Operating Limited Partnership	STATE OF MISSOURI
Address:	c/o Maxus Properties, Inc.	Clay County
	104 Armour Road	My Commission Expires Aug. 24. 2010
	North Kansas City, Missouri 64116	Commission #06429203

ACKNOWLEDGED & CONSENTED TO BY:

Federal Home Loan Mortgage Corporation

By: __________________________
Name: _______________________
Its: __________________________

Federal Home Loan Mortgage Corporation
8100 Jones Branch Drive, MS B-4F
McLean, VA  22102
Attn:  Director of Multifamily Portfolio Services

COMMONWEALTH OF VIRGINIA                                 )
) ss.
COUNTY OF _______________________                  )

The foregoing instrument was acknowledged before me this _____ day of ____________, 2007, by ________________________________, the _________________________________ of Federal Home Loan Mortgage Corporation, on behalf of the corporation.

___________________________________
Signature of Person Taking Acknowledgment
___________________________________
Title or Rank

EXHIBIT A
MODIFICATIONS TO GUARANTY

The following modifications are made to the text of the Guaranty that precedes this Exhibit:

1.	Section 2(a)(i)(B) is hereby deleted in its entirety and the following substituted in its place:

(B)	in addition to the Base Guaranty, all other amounts for which Borrower is personally liable under Sections 9(c) through (f) of the Note; and

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